PROVISION FOR CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
PROVISION FOR CONTINGENCIES
19.	PROVISION FOR CONTINGENCIES

	2018	2017
Labor	1,457,181	697,190
Tax	650,083	660,304
Civil (i)	2,931,456	10,941

Total provisions	5,038,720	1,368,435

Current	680,542
Non-current	4,358,178	1,368,435

(i) Includes R$157,809 related to the agreement entered into with Pharol, as described in Note 30.

In compliance with the relevant Law, the provisions are adjusted for inflation on a monthly basis.

The following summarizes the activity of the contingency provision:

	Labor	Tax	Civil	Total
Balance in 12/31/2016	543,026	576,133	9,915	1,129,074

Monetary variation (i)	162,695	99,902	1,914	264,511
Additions/(reversals) (i)	92,803	49,616	1,098	143,517
Write-offs for payment/terminations (ii)	(101,334)	(65,347)	(1,986)	(168,667)

Balance in 12/31/2017	697,190	660,304	10,941	1,368,435

Monetary variation (i)	22,244	77,697	19,072	119,013
Additions/(reversals) (i)	(57,200)	(49,659)	133,465	26,606
Write-offs for payment/terminations (ii)	(241,225)	(38,259)	(378,339)	(657,823)
Reclassification from liabilities subjected to compromise	1,036,172		3,146,317	4,182,489

Balance in 12/31/2018	1,457,181	650,083	2,931,456	5,038,720

(i)

The Company has been continually monitoring its proceedings, as well as the reprocessing of the provision estimation model taking into account the new profile and history of discontinuation of lawsuits in the context of the approval and Ratification of the JRP. Accordingly, the Company reversed the provision for contingencies and the related monetary variation.

(ii)

This line item, basically, includes the amounts related to proceedings terminated and included in the list of the Company’s judicial reorganization creditors, which were transferred to the line item trade payables and will be paid according to the terms of the JRP.

Labor

The Company is a party to a large number of labor lawsuits and calculates the related provision based on a statistical methodology that takes into consideration, but not limited to, the total number of existing lawsuits, the claims make in each lawsuit, the amount claimed in each lawsuit, the history of payments made, and the technical opinion of the legal counsel.

(i)	Overtime - refers to the claim for payment of salary and premiums by alleged overtime hours;

(ii)

Sundry premiums - refer to claims of hazardous duty premium, based on Law 7369/85, regulated by Decree 93412/86, due to the alleged risk from employees’ contact with the electric power grid, health hazard premium, pager pay, and transfer premium;

(iii)	Indemnities - refers to amounts allegedly due for occupational accidents, leased vehicles, occupational diseases, pain and suffering, and tenure;
(iv)	Stability/reintegration - claim due to alleged noncompliance with an employee’s special condition which prohibited termination of the employment contract without cause;

(v)	Supplementary retirement benefits - differences allegedly due on the benefit salary referring to payroll amounts;

(vi)

Salary differences and related effects - refer mainly to claims for salary increases due to alleged noncompliance with trade union agreements. As for the effects, these refer to the impact of the salary increase allegedly due on the other amounts calculated based on the employee’s salary;

(vii)	Lawyers/expert fees - installments payable to the plaintiffs’ lawyers and court appointed experts, when necessary for the case investigation, to obtain expert evidence;

(viii)	Severance pay - claims of amounts which were allegedly unpaid or underpaid upon severance;

(ix)

Labor fines - amounts arising from delays or nonpayment of certain amounts provided for by the employment contract, within the deadlines set out in prevailing legislation and collective bargaining agreements;

(x)

Employment relationship - lawsuits filed by outsourced companies’ former employees claiming the recognition of an employment relationship with the Company or its subsidiaries by alleging an illegal outsourcing and/or the existence of elements that evidence such relationship, such as direct subordination;

(xi)	Supplement to FGTS fine - arising from understated inflation, refers to claims to increase the FGTS severance fine as a result of the adjustment of accounts of this fund due to inflation effects.

The Company filed a lawsuit against Caixa Econômica Federal to assure the reimbursement of all amounts paid for this purpose;

(xii)	Joint liability - refers to the claim to assign liability to the Company, filed by outsourced personnel, due to alleged noncompliance with the latter’s labor rights by their direct employers;

(xiii)	Other claims - refer to different litigation including rehiring, profit sharing, qualification of certain allowances as compensation, etc.

Tax

The provisions for tax lawsuits are calculated individually taking into consideration Management and the legal counsel’s risk assessment. These contingencies are not included in the Judicial Reorganization Plan.

(i)

ICMS - Refers to the provision considered sufficient by management to cover the various tax assessments related to: (a) levy of ICMS and not ISS on certain revenue; (b) claim and offset of credits on the purchase of goods and other inputs, including those necessary for network maintenance; and (c) tax assessments related to alleged noncompliance with accessory obligations.

(ii)	ISS - the Company and TMAR have provisions for tax assessment notices challenged because of the levy of ISS on several value added, technical, and administrative services, and equipment leases.

(iii)	INSS - Provision related, basically, to probable losses on lawsuits discussing joint liability and indemnities.

(iv)	Other claims – Refer, basically, to provisions to cover Real Estate Tax (IPTU) assessments and several tax assessments related to income tax and social contribution collection.

Civil

(i)

ANATEL – On June 30, 2016 the Company was a party to noncompliance administrative proceedings and lawsuits filed by ANATEL and the Federal Attorney General’s Office (AGU) totaling an estimate R$14.5 billion, which were included in the JRP as electable for payment as provided for in this Plan (see Note 1). On this date, R$8.4 billion in liquid proceedings and R$6.1 billion in illiquid proceedings.

With regard to the proceedings included in the JRP and taking into consideration the decision that granted the judicial reorganization on February 5, 2018, the Company revised the criteria used to calculate the provision for these regulatory contingencies to start considering the estimate of discounted future cash flows associated to each one of the payment methods provided for in the JRP for this type of claims. As at December 31, 2018, this provision totals R$580 million.

For the contingencies not subject to the judicial reorganization, the Company takes into consideration the opinions of outside attorneys when evaluating the outcome of the contingencies.

The Company disagrees and is challenging some of the alleged noncompliance events, and is also challenging the unfairness and unreasonableness of the amount of imposed fines in light of the pinpointed noncompliance event and has kept in balance sheet the amount it deems a probable loss.

The JRP prescribes in a specific clause how regulatory agencies’ claims should be addressed. It should be noted that said Plan was approved by a vast majority of creditors at the General Creditors’ Meeting and ratified by the by the 7th Corporate Court of the Rio de Janeiro State Court of Justice. Note also that ANATEL filed bill of review No. 001068-32.2018.8.19.0000 against the decision that ratifies the JRP alleging that Clause 4.3.4, which prescribes the payment method of this agency’s claims, is null and void. This bill of review was denied by the 8th Civil Chamber of the Rio de Janeiro State Court of Justice, which will still judge the motions for clarification filed by ANATEL against the said decision. In addition the 7th Corporate Court of the Rio de Janeiro State Court of Justice issued a decision establishing that withdrawal of the judicial deposit made by Telemar to settle the first six (6) installments to repay ANATEL’s claim, as provided for by the JRP. As the maturity date of the seventh light of establish drew closer, Oi filed a petition requesting the use of the same settlement procedure for the following six (6) installments (from the seventh to the tenth installments) of ANATEL’s claim. It is worth mentioning that part of the amount recognized in December 2017 related to ANATEL was transferred to accounts payable (non-current) as part of the recognitions resulting from the JRP.

(ii)

Corporate – Financial Participation Agreements: these agreements were governed by Administrative Rules 415/1972, 1181/1974, 1361/1976, 881/1990, 86/1991, and 1028/1996. When they entered into a financial participation agreement to acquired a telephone line, subscribers became holders of a financial interest in the concessionaire after paying in a certain amount, initially recorded as capitalizable funds and subsequently recorded in the concessionaire’s equity, after a capital increase was approved by the shareholders’ meeting, thus generating the issuance of shares. The lawsuits filed against the former CRT - Companhia Riograndense de Telecomunicações, a company merged by the Company, and other local carriers members of the Telebrás system, challenge the way shares were granted to subscribers based on said financial participation agreements.

The Company used to recognize a provision for the risk of unfavorable outcome in these lawsuits based on certain legal doctrine. During 2009, however, decisions issued by appellate courts led the Company to revisit the amount accrued and the risk classification of the relevant lawsuits. The Company, considering obviously the peculiarities of each decision and based on the assessment made by its legal department and outside legal counsel, changed its estimate on the likelihood of an unfavorable outcome from possible to probable. In 2009, the Company’s management, based on the opinions of its legal department and outside legal counsel, revised the measurement criteria of the provision for contingencies related to the financial interest agreements. Said revision contemplated additional considerations regarding the dates and the arguments of the final and unappealable decisions on ongoing lawsuits, as well as the use of statistical criteria to estimate the amount of the provision for those lawsuits. The Company currently accrues these amounts mainly taking into consideration (i) the criteria above, (ii) the number of ongoing lawsuits by matter discussed, (iii) the average amount of historical losses, broken down by matter in dispute, and (iv) the impacts of the payment of these contingencies in the context of the Judicial Reorganization Plan ratified on January 8, 2018. In addition to these criteria, in 2013 the courts recognized, in several decisions, the enforcement of the twenty-year statute of limitations for the lawsuits that met this criterion and the Company, based on the opinion of its in-house and outside legal counsel, understands that the likelihood of loss is remote. Therefore, it is not necessary to set up a provision.

At the end of 2010, the website of the Superior Court of Justice (STJ) disclosed news that this court had set compensation criteria to be adopted by the Company to the benefit of the shareholders of the former CRT for those cases new shares, possibly due, could not be issued because of the sentence issued. According to this court judgment news, which does not correspond to a final decision, the criteria must be based on (i) the definition of the number of shares that each claimant would be entitled, measuring the capital invested at the book value of the share reported in CRT’s monthly trial balance on the date it was paid-in, (ii) after said number of shares is determined, it must be multiplied by its quotation on the stock exchange at the closing of the trading day the final and unappealable decision is issued, when the claimant becomes entitled to sell or disposed of the shares, and (iii) the result obtain must be adjusted for inflation (IPC/INPC) from the trading day of the date of the final and unappealable decision, plus legal interest since notification. In the case of succession, the benchmark amount will be the stock market price of the successor company.

Based on current information, management believes that its estimate would not be materially impacted as at December 31, 2018. There may be, however, significant changes in the items above, mainly regarding the market price of Company shares.

(iii)	Small claims courts - claims filed by customers for whom the individual indemnification compensation amounts do not exceed the equivalent of forty (40) minimum wages; and

The Company is a party to a large number of lawsuits filed in small claims courts and calculates the related provision based on a statistical methodology that takes into consideration, but not limited to, the total number of existing lawsuits, the claims make in each lawsuit, the amount claimed in each lawsuit, the history of payments made, and the technical opinion of the legal counsel and the impacts of the Judicial Reorganization Plan.

(iv)

Other claims - refer to several of ongoing lawsuits discussing contract terminations, certain agencies requesting the reopening of customer service centers, compensation claimed by former suppliers and building contractors, in lawsuits filed by equipment vendors against Company subsidiaries, revision of contractual terms and conditions due to changes introduced by a plan to stabilize the economy, and litigation mainly involving discussions on the breach of contracts.

The provisions for these contingencies are calculated individually taking into consideration Management and the legal counsel’s risk assessment.

Breakdown of unrecorded contingent liabilities

The table below shows a summary of the carrying amounts of the main legal matters with possible risk of loss and the amounts on December 31, 2018 and 2017.

	2018	2017
Labor	770,982	53,328
Tax	27,586,094	26,175,239
Civil	1,723,110	191,819

Total	30,080,186	26,420,386

Contingent liabilities

The Company is also party to several lawsuits in which the likelihood of an unfavorable outcome is classified as possible, in the opinion of their legal counsel, and for which no provision for contingent liabilities has been recognized.

The main contingencies classified with possible likelihood of an unfavorable outcome, according to the Company´s management’s opinion, based on its legal counsel’s assessment, are summarized below:

Labor

Refer to several lawsuits claiming, but not limited to, the payment of salary differences, overtime, hazardous duty and health hazard premium, and joint liability.

Tax

The main ongoing lawsuits have the following matters:

(i)

ICMS - it refers to discussions concerning the levy of this tax on certain activities and/or the provision of certain services, such as, for example, the levy of ICMS on noncore activities, supplemental services, services provided to tax-exempt customers, subscriptions minimum contract period, or even the disallowance of tax credits because some States qualify them as undue, including, but not limited to, tax credits of capital assets, different calculation of the tax credit ratio (CIAP), totaling approximately R$12,523,402 (R$11,730,162 in 2017).

(ii)

ISS – alleged levy of this tax on subsidiary telecommunications services and discussion regarding the classification of the services taxed by the cities listed in Supplementary Law 116/2003, amounting approximately to R$3,505,366 (2017 - R$3,387,630);

(iii)	INSS – tax assessments to add amounts to the contribution salary allegedly due by the Company, amounting approximately to R$695,249 (R$573,619 in 2017); and

(iv)

Federal taxes - several tax assessment notifications regarding, basically, the disallowances made on the calculation of taxes, errors in the completion of tax returns, transfer of PIS and COFINS and FUST related to changes in the interpretation of these taxes tax bases by ANATEL. These lawsuits amount approximately to R$10,862,077 (R$10,483,828 in 2017).

Civil

The main ongoing lawsuits do not have any court decision that has been issued, and are mainly related, but not limited to, challenging of network expansion plans, compensation for pain and suffering and material damages, collection lawsuits, and bidding processes.

Fenapas civil actions filed with the 5th Corporate Court of Rio de Janeiro, against, in addition to Sistel, the Company and other operators, aiming at the annulment of the spin-off of the PBS pension plan, alleging, in brief “the breakdown of the Fundação Sistel supplementary pension fund scheme”, which resulted in several specific PBS mirror plans, and the corresponding allocations of funds from the technical surplus and the tax contingency existing at the time of the spin-off. The amount of potential loss cannot be estimated and it is not possible to settle the claims because they are unenforceable since this would require handing back the spun off net assets of Sistel related to telecommunications operators belonging to the former Telebrás system.

Guarantees

The Company has bank guarantee letters and guarantee insurance granted by several financial institutions and insurers to guarantee commitments arising from lawsuits, contractual obligations, and biddings with ANATEL. The adjusted amount of contracted bonds and guarantee insurances, effective at December 31, 2018 corresponds to R$13,750,739 (R$14,847,243 in 2017). The commission charges on these contracts are based on market rates.